SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


Date of Report:  March 10, 1997
(Date of earliest event reported)

Commission        Registrant; State of Incorporation           IRS Employer
file number          Address; and Telephone Number          Identification No.
-----------       ----------------------------------        ------------------

  1-11337         WPS RESOURCES CORPORATION                      39-1775292
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  414-433-1466

  1-3016          WISCONSIN PUBLIC SERVICE CORPORATION           39-0715160
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  414-433-1466

                        Page 1 of 4 Pages

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ITEM 5.  Other Events.
------   ------------

     Wisconsin Public Service Corporation ("WPSC"), the operator of the Kewaunee Nuclear Power Plant ("Kewaunee"), announced on March 10, 1997 that repairs to Kewaunee's steam generators will take longer than previously anticipated. Kewaunee was scheduled to resume operation in the first quarter of 1997. WPSC is now anticipating start-up no earlier than mid to late June 1997. Kewaunee is jointly owned by WPSC, Wisconsin Power and Light Company, and Madison Gas and Electric Company.

     Kewaunee has been out of service since September 21, 1996, when it was shut down for a refueling and maintenance outage. Start-up has been delayed by problems associated with repairing the tubes in Kewaunee's two steam generators. In early February, testing of the laser welding repair of the tubes revealed unexpected problems with the quality of the welds. After further inspection and laboratory testing, WPSC is now planning to undertake additional repairs which could allow Kewaunee to return to service in the June time frame indicated above.

     The additional repairs involve removing metal sleeves that were installed previously to repair corroded tubes. New, slightly longer, sleeves will be installed to cover the areas of concern in the original steam generator tubes. Management believes that the Nuclear Regulatory Commission will approve this repair process because it only requires minor changes to the presently approved sleeving process.
The cost of the additional repairs is expected to be between $4.5 million and $10.0 million, depending on the number of previously repaired sleeves that can remain in service. WPSC's share of the costs is in the range of $1.9 million to $4.1 million.

     All three owners have approached the Public Service Commission of Wisconsin for recovery of the additional repair costs in customer rates. WPSC's portion of the additional power costs resulting from the extended shutdown of Kewaunee are presently being recovered from
customers through a billing surcharge.   Returning Kewaunee to service
would provide additional generation capacity during the summer months when the demand for electricity is usually high.

     Background information regarding Kewaunee steam generator repair problems is set forth in the registrant's Annual Report on Form 10-K for the year ended December 31, 1996.

     WPSC is the utility subsidiary of WPS Resources Corporation.

                                 -2-

PAGE
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                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      WPS RESOURCES CORPORATION



                      By:  /s/ R. G. Baeten
                           -------------------------------------
                           R. G. Baeten
                           Treasurer


Date:  March 10, 1997

PAGE

                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Wisconsin Public Service Corporation



                      By:  /s/ R. G. Baeten
                           -------------------------------------
                           R. G. Baeten
                           Vice President-Treasurer


Date:  March 10, 1997















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